Exhibit 99.2

FINTECH SCION LIMITED
CONDENSED CONSOLIDATED BALANCE SHEETS
(In U.S. dollars)

	As of	As of
	September 30,	December 31,
	2022 (Unaudited)	2021 (Audited)
ASSETS
Current assets
Cash and cash equivalents	$953,202	$126,054
Accounts receivable	107,467	—
Amount due from related parties	—	—
Other receivables and other current assets	78,931	31,116
Total Current Assets	1,139,600	157,170

Non-current assets
Intangible asset, net	—	—
Property and equipment, net	16,625	7,726
Total Non-Current Assets	16,625	7,726

TOTAL ASSETS	$1,156,225	$164,896

LIABILITIES
Current liabilities
Amounts due to related parties	$227,623	$297,410
Accruals and other payables	121,424	22,535

TOTAL LIABILITIES	349,047	319,945

STOCKHOLDERS’ EQUITY

Common stock par value $1.35: 50,000 shares issued and outstanding, respectively	67,516	67,516
Accumulated surplus/ (deficit)	828,868	(226,828)
Foreign translation reserve	(89,206)	4,263
Total Stockholders’ Equity	807,178	(155,049)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,156,225	$164,896

The accompanying notes are an integral part of these condensed consolidated financial statements.

FINTECH SCION LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(In U.S. dollars)

	For the Period Ended September 30, 2022	For the Year Ended December 31, 2021
REVENUE	$2,456,125	$885,428

COST OF REVENUE	—	—

GROSS PROFIT	2,456,125	885,428

OPERATING EXPENSES
General and administrative expenses	(1,395,092)	(1,091,642)
Total Operating Expenses	(1,395,092)	(1,091,642)

INCOME / (LOSS) FROM OPERATIONS	1,061,033	(206,214)

OTHER EXPENSE, NET	(5,337)	(11,324)

INCOME / (LOSS) BEFORE TAXES	$1,055,696	$(217,538)

OTHER COMPREHENSIVE INCOME / (LOSS)
Foreign currency translation adjustment	(93,469)	4,263

TOTAL COMPREHENSIVE INCOME / (LOSS)	$962,227	$(213,275)

Weighted average number of common shares outstanding – basic and diluted	50,000	50,000
Net income / (loss) per share – basic and diluted	$19.24	$(4.27)

The accompanying notes are an integral part of these condensed consolidated financial statements.

FINTECH SCION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(In U.S. dollars)

1.	ORGANIZATION AND BUSINESS

Fintech Scion Limited, was incorporated in the United Kingdom on 20th November 2020. The Company’s business operations involved with being an international financial technology company, delivering financial payment and settlement services through its ONE Application, ONE Integration, GLOBAL REACH Payment Gateway headquartered in London, United Kingdom.

As of September 30, 2022, the Company’s subsidiaries are as follows:

Entity	Date of incorporation	Place of incorporation	Percentage of legal ownership by the Company	Principal activities
Fintech Digital Consulting Limited (“FDC”)	8th February 2021	United Kingdom	100%	Digital Payment Services
Fintech Digital Solutions Limited (“FDS”)	5th February 2021	United Kingdom	100%	Digital Payment Services

2.	UNAUDITED INTERIM FINANCIAL STATEMENTS

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information under Article 8 of Regulation S-X. They do not include all information and foot notes required by U.S. GAAP for complete financial statements. The interim unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto as of and for the year ended December 31, 2021.

In the opinion of management, the Company has made all adjustments necessary to present a fair statement of the financial position as of September 30, 2022, results of operations for the nine months ended September 30, 2022, and cash flows for the nine months ended September 30, 2022. All significant intercompany transactions and balances are eliminated on consolidation. The results of operations for the nine months ended September 30, 2022 are not necessarily indicative of the results of operations for the entire fiscal year.

Recently issued accounting pronouncements

The Company has implemented all applicable new accounting pronouncements that are in effect. Those pronouncements did not have any material impact on the consolidated financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS

Other receivables, prepayments and other current assets consist of the following:

	September 30, 2022	December 31, 2021
Other receivables (1)	$49,843	$18,245
Deposits (2)	29,088	12,871
	$78,931	$31,116

(1)	Other receivables primarily represent VAT receivables
(2)	Deposits represented deposits for rental..

4.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	As of September 30, 2022	As of December 31, 2021

Office equipment	$3,072	$—
Computer equipment	13,349	7,857
Furniture and fittings	1,833	—
	18,254	7,857
Less: Accumulated depreciation	(1,629)	(131)
Balance at end of period/year	$16,625	$7,726

Depreciation expenses charged to the statements of operations and comprehensive loss for the periods ended September 30, 2022 and for the year ended December 31, 2021 were $1,498 and $131 respectively.

5.	ACCRUED EXPENSE AND OTHER PAYABLES

Accruals and other payables consist of the following:

	As of September 30, 2022	As of December 31, 2021

Payroll and welfare payable	$68,487	$11,060
Accruals	6,680	8,100
Others (1)	46,257	3,375

Balance at end of period/year	$121,424	$22,535

(1)	Other payables mainly consist of non-interest-bearing advances made by third parties

6.	RELATED PARTY BALANCES AND TRANSACTIONS

	As of September 30, 2022	As of December 31, 2021
Amount due to related parties
Shalom Dodoun (1)	$227,623	$297,410

Total Amount due to related parties	$227,623	$297,410

(i)	Shalom Dodoun is the Director, founder, CEO and executive chairman of the Company. The balances as at September 30, 2022 and December 31, 2021 was advances made to the Company for working capital purposes. The advances are due on demand and non-interest bearing.

(ii)	Payments in form of remunerations have been made to the following officers of the Company:

	September 30, 2022	December 31, 2021
Shalom Dodoum (i)	$168,685	$88,124
Natalie Katsberg (ii)	47,097	63,297
	$215,782	$151,421

(i)	Shalom Dodoun is the Director, founder, CEO and executive chairman of the Company.

(ii)	Natalie Katsberg is director and chief operation officer of the Company, Fintech Digital Solutions Limited and Fintech Digital Consulting Limited.

7.	SIGNIFICANT EVENT

On August 9, 2022, the Company (“Fintech”) entered into share exchange agreement (the “Fintech Share Exchange Agreement”) with HWGC Holdings Limited, (“HWGC”), a Nevada Corporation, and all of the shareholders of Fintech. Subject to the closing conditions set forth in the Fintech Share Exchange Agreement, each shareholder of Fintech irrevocably agreed to transfer and assign all Fintech’s shares held by such shareholders in exchange for an aggregate of 101,666,666 newly issued shares of the HWGC’s common stock, par value $0.001 per share (the “Common Stock”). Following the closing of the share exchange (the “Fintech Transaction”), Fintech will be a wholly owned subsidiary of HWGC Holdings Limited.

Subject to the terms and conditions of the Fintech Share Exchange Agreement, at the closing of the Fintech Transaction, each issued and outstanding share of Fintech shall be exchanged for such number of shares of newly issued shares Common Stock (the “Exchange Shares”) for an aggregate of $61,000,000. The number of Exchange Shares will be calculated based on a $0.60 share price.

The consummation of the Fintech Transaction is subject to certain closing conditions, including, among other matters: (a) any required notices have been sent to the United Kingdom’s Financial Conduct Authority regarding the change in ownership of Fintech; (b) the SEC declaring effective the registration statement on Form S-4 that will be filed in connection with the registration of the shares of Common Stock to be issued to the shareholders of HWGC Holdings Limited in accordance with the terms of the Fintech Share Exchange Agreement; (c) the accuracy of the parties’ respective representations and warranties in the Fintech Share Exchange Agreement, subject to specified materiality qualifications; (d) compliance by the parties with their respective pre-closing obligations in the Share Exchange Agreement in all material respects; and (e) the absence of a Seller Material Adverse Effect (as defined in the Fintech Share Exchange Agreement).

On November 30, 2022, the Fintech Transaction have been consummated. Prior to the effective time of consummation, HWGC notified the Company on the waiving of the closing condition provided for in the Fintech Share Exchange Agreement that required a registration statement on Form S-4 for the registration of the shares of HWGC’s common stock that were issued pursuant to the terms of that certain Share Exchange Agreement, by and among HWGC, HWGG Capital P.L.C., and the shareholders of HWGG Capital P.L.C., dated as of July 21, 2022, which transaction closed on November 15, 2022 (the “HWGG Capital Transaction”) having been declared effective by the Commission under the Securities Act of 1933.